                                  APPENDIX A
                                      TO
                              CUSTODIAN AGREEMENT
                                    BETWEEN
                         BROWN BROTHERS HARRIMAN & CO.
                                      AND
                  EACH OF THE MANAGEMENT INVESTMENT COMPANIES
                        LISTED ON APPENDIX "A" THERETO

                          Dated as of October 1, 2019

The following is a list of Funds for which the Custodian shall serve under the
Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                               PIONEER BOND FUND
                     PIONEER DIVERSIFIED HIGH INCOME TRUST
                          PIONEER EQUITY INCOME FUND
                          PIONEER FLOATING RATE TRUST
                                 PIONEER FUND
                           PIONEER HIGH INCOME TRUST
                            PIONEER HIGH YIELD FUND

        PIONEER ASSET ALLOCATION SERIES, a series trust consisting of:
                       PIONEER SOLUTIONS - BALANCED FUND

                           PIONEER ILS INTERVAL FUND
                            PIONEER ILS BRIDGE FUND
                          PIONEER MID CAP VALUE FUND

           PIONEER MONEY MARKET TRUST, a series trust consisting of:
                    PIONEER US GOVERNMENT MONEY MARKET FUND

                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                          PIONEER REAL ESTATE SHARES
                        PIONEER SECURITIZED INCOME FUND

            PIONEER SERIES TRUST II, a series trust consisting of:
                        PIONEER AMT-FREE MUNICIPAL FUND
                         PIONEER SELECT MID CAP GROWTH

            PIONEER SERIES TRUST III, a series trust consisting of:
                        PIONEER DISCIPLINED VALUE FUND

            PIONEER SERIES TRUST IV, a series trust consisting of:
                           PIONEER BALANCED ESG FUND
                        PIONEER MULTI-ASSET INCOME FUND

             PIONEER SERIES TRUST V, a series trust consisting of:
                          PIONEER GLOBAL EQUITY FUND
                      PIONEER HIGH INCOME MUNICIPAL FUND
                       PIONEER CORPORATE HIGH YIELD FUND

            PIONEER SERIES TRUST VI, a series trust consisting of:
                          PIONEER FLOATING RATE FUND
                      PIONEER FLEXIBLE OPPORTUNITIES FUND

                   FLEXIBLE OPPORTUNITIES COMMODITY FUND LTD
      (a wholly-owned subsidiary of Pioneer Flexible Opportunities Fund)

            PIONEER SERIES TRUST VII, a series trust consisting of:
                        PIONEER GLOBAL HIGH YIELD FUND
                    PIONEER GLOBAL MULTISECTOR INCOME FUND

              PIONEER SERIES TRUST VIII, a series consisting of:
                       PIONEER INTERNATIONAL EQUITY FUND

             PIONEER SERIES TRUST X, a series trust consisting of:
                          PIONEER DYNAMIC CREDIT FUND
                        PIONEER FUNDAMENTAL GROWTH FUND
                   PIONEER MULTI-ASSET ULTRASHORT INCOMEFUND

            PIONEER SERIES TRUST XI, a series trust consisting of:
                           PIONEER CORE EQUITY FUND

            PIONEER SERIES TRUST XII, a series trust consisting of:
                        PIONEER DISCIPLINED GROWTH FUND

            PIONEER SERIES TRUST XIV, a series trust consisting of:
                     PIONEER EMERGING MARKETS EQUITY FUND

                        PIONEER SHORT TERM INCOME FUND
                         PIONEER STRATEGIC INCOME FUND

        PIONEER VARIABLE CONTRACTS TRUST, a series trust consisting of:
                          PIONEER BOND VCT PORTFOLIO
                      PIONEER EQUITY INCOME VCT PORTFOLIO
                          PIONEER FUND VCT PORTFOLIO
                       PIONEER HIGH YIELD VCT PORTFOLIO
                      PIONEER MID CAP VALUE VCT PORTFOLIO
                   PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                  PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO
                    PIONEER STRATEGIC INCOME VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

Each of the open-end management          BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By:     /s/ Christopher J. Kelley        By:  /s/ Eruch A. Mody
        -------------------------------          ------------------------------
Name:   Christopher J. Kelley            Name: Eruch A. Mody
Title:  Secretary                        Title: Senior Vice President